SPANTER DEVELOPMENTS INC.
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2015 Peel, Suite 1200, MONTREAL, QUEBEC, H3A 1T8
TEL: (514) 845-2265 FAX: (514) 845-4472


September 13th, 2001

MIAD SYSTEMS LIMITED
Attn: Michael Green
43 Riviera Drive, Unit 7
Markham, Ont. L3R 5J6


                Re: Offer to Lease 43 Riviera Drive, Units 5 & 6
                                Markman - Ontario


Dear Michael Green:

We hereby offer to lease the units presently leased by Legacy Storage System Corp., in accordance with the terms and conditions herein set forth:

1.  Term:
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         The Term of Lese shall be four (4) years commencing on the first (1st)
         day of December 2001 and ending on the thirtieth (30th) day of November 2005.

2.  Premises:
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         Units 5 & 6, 43 Riviera Drive, Markham, Ontario.

3.  Area:
---------

         9,975 square feet.

4.  Net Rent:
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         The Net Rent during the Term of the Lease shall be amended as follows:

         From December 1st, 2001 to November 30th, 2002 - Net rent of $5.25 per square foot, From December 1st, 2002 to November 30th, 2003 - Net rent of $5.50 per square foot, From December 1st, 2003 to November 30th, 2005 - Net rent of $5.75 per square foot.




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5.  Conditions:
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         This Offer to Lease is subject to the cancellation of the Lease of
         Legacy Storage System Corp. by September 21st, 2001.

6.  Lease:
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         All other terms and conditions remain the same as per the Lease dated
         November 14th, 1996 between Spanter Developments Inc. and MIAD Systems Ltd.

We trust the above meets with your approval and would appreciate your signifying your acceptance by signing and returning a copy of this letter prior to September 14th, 2001, 5:00 pm, after which time this Offer of Lease shall become null and void.

If you have any questions, please do not hesitate to contact us.


Yours very truly, SPANTER DEVELOPMENTS INC.

/s/ Ronald Mashaal

Ronald Mashaal

Approved and Accepted this 14th day of September, 2001.


 /s/ Michael A.S. Green, President
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MIAD SYSTEMS LIMITED


Miad Systems ltd.\Lease Renewal Agreement 9-13-2001.wpd